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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: April 3, 1998
                        (Date of earliest event reported)



                              CONTOUR MEDICAL, INC.
             (Exact name of registrant as specified in its charter)



     NEVADA                               0-26288               77-0163521
(State or other jurisdiction of    (Commission file number)  (I.R.S. Employer
incorporation or organization)                               Identification No.)





                            6025 SHILOH ROAD, SUITE A
                            ALPHARETTA, GEORGIA 30005
                    (Address of principal executive offices)

                                 (770) 888-8528
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

         On April 3, 1998, Contour Medical, Inc. ("Contour") entered into a third amendment (the "Amendment") to the Agreement and Plan of Merger and Reorganization, dated as of February 17, 1997, as amended by Amendment No. 1 thereto dated as of August 21, 1997 and by Amendment No. 2 thereto dated as of November 25, 1997 (as so amended, the "Merger Agreement"), by and among Contour, Sun Healthcare Group, Inc., a Delaware corporation ("Sun"), and Nectarine Acquisition Corporation, a Nevada corporation and wholly-owned subsidiary of Sun ("Merger Sub"), pursuant to which Merger Agreement Merger Sub will be merged (the "Merger") with and into Contour.

         The Amendment extends the date after which either party may freely terminate the Merger Agreement from March 31, 1998 to June 30, 1998.

         The Merger is subject to approval by the shareholders of Sun and the stockholders of Contour and will be considered at separate meetings now anticipated to occur in the second quarter of 1998. The Merger remains subject to other customary conditions. The Merger will be effective promptly following approval by the Sun shareholders and Contour stockholders, assuming satisfaction of the other conditions to the Merger.

         The foregoing description is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits. The following is a list of the Exhibits attached hereto.

         Exhibit  No. 2.1  Amendment No. 3 to the Agreement and Plan of Merger
                           and Reorganization dated as of February 17, 1997, as amended by Amendment No. 1 thereto dated as of August 21, 1997 and by Amendment No. 2 thereto dated as of November 25, 1997 among Sun Healthcare Group, Inc., Nectarine Acquisition Corporation and Contour Medical, Inc.

         Exhibit No. 99.1  Joint Press Release

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                                    SIGNATURE


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          CONTOUR MEDICAL, INC.


                                          By: /s/ Donald F. Fox
                                             -----------------------------------
                                              Donald F. Fox
                                              Its President


Dated as of April 3, 1998.

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                                  EXHIBIT INDEX

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

EXHIBIT NO.                         DESCRIPTION                                          PAGE
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
Exhibit No. 2.1            Amendment No. 3 to the Agreement and Plan of Merger
                           and Reorganization dated as of February 17, 1997, as
                           amended by Amendment No. 1 thereto dated as of August
                           21, 1997 and by Amendment No. 2 thereto dated as of
                           November 25, 1997 among Sun Healthcare Group, Inc.,
                           Nectarine Acquisition Corporation and Contour Medical,
                           Inc.

Exhibit No. 99.1           Joint Press Release
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